UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

ALPINE SUMMIT ENERGY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

British Columbia , Canada	001-41510	98-1623755
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

3322 West End Ave.
Suite 450
 Nashville, Tennessee, United States 37203
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (346) 264-2900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Subordinate Voting Shares, without par value	ALPS	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2023, Alpine Summit Energy Investors, Inc. (the "Blocker"), as a member and manager of HB2 Origination, LLC ("Origination"), and Craig Perry, the Chief Executive Officer of Alpine Summit Energy Partners, Inc. (the "Registrant") and a member of Origination, who, together with Blocker, beneficially owns the majority of Class A voting units of Origination, entered into an amendment to the Second Amended and Restated Limited Liability Company Agreement, dated as of September 7, 2021 (the "LLC Agreement"), to adjust certain terms and time periods applicable to the redemption of Class B non-voting units (the "Units") of  Origination. Blocker is a wholly owned subsidiary of the Registrant.

The foregoing is a summary of the amendment to the LLC Agreement and is not a complete discussion of such amendment. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the amendment to the LLC Agreement, attached to this Current Report on Form 8-K as Exhibit 10.2, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On May 30, 2023, the Registrant issued 19,494,709 Class A subordinate voting shares ("Subordinate Voting Shares") of the Registrant upon the redemption (the "Redemption") by a majority of holders of the Units. The 19,494,709 Subordinate Voting Shares were issued in reliance upon the exemptions from registration afforded by Rule 506(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), because (i) the issuances were not made by general solicitation or advertising; and (ii) the issuances were made only to "accredited investors" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act).

An additional 15,947 Subordinate Voting Shares were issued on May 30, 2023, in connection with the mandatory conversion of the outstanding Class C proportionate voting shares as a result of the Redemption. The issuance of the 15,947 Subordinate Voting Shares were exempt from registration under Section 3(a)(9) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amended and Restated Limited Liability Company Agreement, dated September 7, 2021

10.2	Amendment to Second Amended and Restated Limited Liability Company Agreement of HB2 Origination, LLC, dated May 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE SUMMIT ENERGY PARTNERS, INC.

June 2, 2023	By:	/s/ Darren Moulds

	Name:	Darren Moulds

	Title:	Chief Financial Officer